SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                 Federated Index Trust
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
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      4)    Date Filed:
            ------------------------------------------------------------

11






                                 FEDERATED INDEX TRUST

                                Federated Max-Cap Fund
                                Federated Mid-Cap Fund
                                Federated Mini-Cap Fund


                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               TO BE HELD JULY 13, 2001


     A special meeting of the shareholders of Federated Index Trust (the "Trust"), presently consisting of three portfolios: Federated Max-Cap Fund, Federated Mid-Cap Fund and Federated Mini-Cap Fund (each a "Fund", and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on July 13, 2001, for the following purposes:

               1. To approve a new subadvisory agreement with Deutsche Asset Management, Inc. for each of the Funds;

               2. To approve a policy to permit the Trust and the Board of Trustees to appoint and replace subadvisers for the Funds and to enter into and amend their subadvisory agreements without further shareholder approval;

               3.   To  approve  a  revision  of  the   fundamental   investment
                    objective for Federated Max-Cap Fund; and


               4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed May 17, 2001 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,




                                              John W. McGonigle
                                              Secretary


   May 25, 2001



--------------------------------------------------------------------------------
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------


                                        2

                                 PROXY STATEMENT


                              FEDERATED INDEX TRUST

                             Federated Max-Cap Fund
                             Federated Mid-Cap Fund
                             Federated Mini-Cap Fund

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Funds (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on July 13, 2001 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").


     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



     The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about June 1, 2001, to shareholders of record at the close of business on May 17, 2001 (the "Record Date").



     The Funds' annual reports, which include audited financial statements for their fiscal years ended October 31, 2000, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the periods ended April 30, 2000, were also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Funds' annual reports and/or semi-annual reports. Requests for annual reports or semi-annual reports for the Funds may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate
Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


     A listing of the proposals that are applicable to each Fund and the number of shares of each Fund that were outstanding on the Record Date is set forth below:

------------------------------------------------------------------------
Fund                     Proposals            Outstanding Shares
                         Applicable to Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
Federated Max-Cap Fund   1,2,3                95,734,106
------------------------------------------------------------------------
------------------------------------------------------------------------
Federated Mid-Cap Fund   1,2                  14,225,478
------------------------------------------------------------------------
------------------------------------------------------------------------
Federated Mini-Cap Fund  1,2                  7,996,825
------------------------------------------------------------------------



                        PROPOSAL 1: APPROVAL OR DISAPPROVAL OF
           A NEW SUBADVISORY AGREEMENT AMONG FEDERATED INVESTMENT MANAGEMENT
                                       COMPANY,
                 DEUTSCHE ASSET MANAGEMENT, INC. AND EACH OF THE FUNDS


     At its meeting on May 16, 2001, the Board unanimously approved the recommendation of the Trust's manager, Federated Investment Management Company ("FIMCO"), 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, a subsidiary of
Federated Investors, Inc., that FIMCO and the Trust hire Deutsche Asset Management, Inc. ("Deutsche"), a member of the Deutsche Bank Group, headquartered in New York City, New York as a sub-investment adviser ("subadviser") for each of the Funds. The subadvisory agreement among FIMCO, Deutsche, and the Trust (on behalf of each of the Funds) ("New Subadvisory Agreement") is being submitted for shareholder approval at this Special Meeting.

     FIMCO has been the manager of the Trust since the Trust's inception, pursuant to a Management Contract approved by shareholders on October 29, 1991 ("Management Contract"). Under the Management Contract, FIMCO has the overall responsibility, subject to the oversight of the Board, for providing investment advisory, administrative and shareholder services to the Trust. Also under its Management Contract, and subject to the approval of the Board and shareholders, FIMCO is permitted to hire subadvisers to assist it in investing the Trust's assets. Presently, Northern Trust Quantitative Advisors, Inc. ("Northern Trust") is serving as a subadviser to FIMCO for each Fund, pursuant to a contract dated December 31, 1997 between FIMCO and Northern Trust ("Existing Subadvisory Agreement"). Under the Existing Subadvisory Agreement, Northern Trust assists FIMCO in its duties as manager. The Existing Subadvisory Agreement was submitted for approval by the shareholders of the Funds on February 13, 1998. Northern Trust's subadvisory fee is paid by FIMCO out of its management fee.

         At its May 16, 2001, meeting, the Board approved the termination of the Existing Subadvisory Agreement effective July 15, 2001. As of the effective date of the termination of the Existing Subadvisory Agreement, FIMCO and the Trust will enter into the New Subadvisory Agreement with Deutsche and Deutsche will begin serving as the subadviser. Deutsche's subadvisory fee will also be paid by FIMCO out of its management fee. Section 15(a) of the Investment Company Act of 1940, as amended, ("1940 Act") requires that each Fund's shareholders approve any contract for investment advisory services provided to the Fund, which would include the New Subadvisory Agreement. Rule 15a-4 under the 1940 Act, however, provides that Deutsche may serve as subadviser for up to 150 days from July 15, 2001, pending shareholder approval of the New Subadvisory
Agreement.  In the  event  that  shareholder  approval  of the  New  Subadvisory
Agreement is not obtained, the Board has approved an interim subadvisory agreement pursuant to which Deutsche may serve as subadviser for the Funds for such 150 day period. Under the interim subadvisory agreement, Deutsche would receive the same fees that Northern Trust would have received under the Existing Subadvisory Agreement.

Reasons for Appointing Deutsche as Subadviser

     FIMCO and the Board decided to change the subadviser from Northern Trust to Deutsche in order to bring new capabilities to the management of the Funds' assets, and thereby to seek to improve the Funds' investment performance in the future. The Board also considered Deutsche's size, investment capabilities in the area of indexed assets under management, performance history, its ongoing commitment to client service and the stability and quality of the organization (including Deutsche's financial condition), as well as the quality of the individuals that make up its investment team. The Board, including a majority of the Trustees that are not interested persons ("Independent Trustees"), has concluded that the New Subadvisory Agreement would be in the best interests of the Funds and the Funds' shareholders.

     Each Fund seeks to provide investment returns that correspond to a particular market index. In order for the performance of each Fund to track the performance of its reference index as closely as possible, each Fund has generally attempted to replicate the composition of the reference index in its portfolio. Investment strategies for indexing with the least possible difference in portfolio performance relative to the index ("tracking error") have been growing increasingly complex with advances in quantitative analysis techniques and trading technology.


     FIMCO and the Board believe that Deutsche will enable the Funds to utilize new investment strategies that may reduce the Funds' present tracking error. In particular, Deutsche offers new capabilities for reducing trading costs in adding or deleting securities from the Funds' portfolios once they are added to or removed from the reference index. Deutsche further offers new capabilities for offsetting tracking error within a risk-controlled investment process by improving investment performance versus the reference index ("performance improvement"). For example, a performance improvement strategy is to buy and sell securities after announced changes in the reference index but before the effective date of the changes. Once Deutsche becomes subadviser, each Fund intends to begin using these particular techniques. For Federated Max-Cap Fund only, Deutsche would also employ an additional strategy it has developed for use against the Standard & Poor's 500 Composite Price Index. Deutsche uses statistical indicators to slightly over- or under-weight positions in a limited number of securities within each sector of the Standard & Poor's 500 Index with respect to a portion of the Fund's portfolio. Currently, Deutsche intends to employ this strategy with respect to 20% of Federated Max-Cap Fund's portfolio.


New Subadvisory Agreement

     A copy of the New Subadvisory Agreement between FIMCO, the Trust and Deutsche is attached as Exhibit 1. The terms of the New Subadvisory Agreement do not differ materially from those of the Existing Subadvisory Agreement with Northern Trust. Under the terms of the New Subadvisory Agreement, and subject to the supervision of FIMCO and the Board, Deutsche will: (i) manage the Funds' assets in accordance with the Funds' objectives, policies and limitations as stated in the Funds' Prospectuses and Statements of Additional Information; (ii) make investment decisions for the Funds; and (iii) place orders to purchase and sell securities.


     Under the New Subadvisory Agreement, the Trust (on behalf of each of the Funds) is a party to the Agreement, together with FIMCO and Deutsche, unlike the Existing Subadvisory Agreement, where the parties are FIMCO and Northern Trust only. Adding the Trust as a party to the New Subadvisory Agreement provides the Trust with a direct indemnification from Deutsche in the case of bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Deutsche or any of its directors, officers or employees in the performance of its duties and obligations under the New Subadvisory Agreement. Adding the Trust as a party also allows the Trust to directly terminate the New Subadvisory Agreement.


     The New Subadvisory Agreement provides that Deutsche shall pay all expenses incurred by it and its staff in connection with the performance of its services under the New Subadvisory Agreement, including the payment of salaries of all officers and employees who are employed by it. FIMCO will pay Deutsche out of its own advisory fees an annual fee of 0.022% of Federated Max-Cap Fund's average daily net assets, 0.035% of Federated Mid-Cap Fund's average daily net assts and 0.065% of Federated Mini-Cap Fund's average daily net assets.


        Under the terms of the Existing Subadvisory Agreement, Northern Trust was entitled to receive an annual fee from FIMCO of 0.05% on Federated Max-Cap Fund's average daily net assets up to $100 million, 0.02% on the average daily net assets over and above $100 million but not exceeding $200 million and 0.01% on the average daily net assets over $200 million. For Federated Max-Cap Fund's fiscal year ended October 31, 2000, Northern Trust received aggregate compensation from FIMCO of $356,970. By comparison, the aggregate compensation that would have been paid to Deutsche under the New Subadvisory Agreement would have been $674,771. This represents a difference of $317,801, which is an increase of 89% over the current payment to Northern Trust. Shareholders should note that the total expenses of Federated Max-Cap Fund, as stated in its most current prospectus, would not change as a result of the change in subadviser AS the increased subadvisory fee would be paid by fimco.


     Under the New Subadvisory Agreement, Deutsche will receive the same fees for Federated Mid-Cap Fund and Federated Mini-Cap Fund that Northern Trust currently receives under the Existing Subadvisory Agreement. For the Funds' fiscal year ended October 31, 2000, Northern Trust received aggregate compensation from FIMCO of $54,651 for Federated Mid-Cap Fund and $69,425 for Federated Mini-Cap Fund. The aggregate compensation that would have been paid to Deutsche under the New Subadvisory Agreement would have been identical to these amounts.


     The New Subadvisory Agreement provides that neither Deutsche, nor any of its directors, officers or employees shall be liable to FIMCO or the Trust for any loss resulting from Deutsche's acts or omissions as subadviser to the Funds, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Deutsche or any of its directors, officers or employees in the performance of Deutsche's duties and obligations under the New Subadvisory Agreement. Under the Existing Subadvisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under that Contract, Northern Trust is not liable to FIMCO, the Trust, the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any securities.


     Under the New Subadvisory Agreement, Deutsche will place all orders for the purchase and sale of portfolio securities for the Funds' accounts with brokers and dealers selected by Deutsche. These may include brokers or dealers that are affiliated persons of the Trust, the Funds, FIMCO or Deutsche. Deutsche will use its best efforts to seek to execute transactions at prices that are advantageous to the Funds and at commission rates that are reasonable in relation to the benefits received. Brokers or dealers may be selected who also provide brokerage and research to the Funds and/or other accounts over which Deutsche or its affiliates exercise investment discretion. Deutsche is authorized under the Agreement to pay such a broker or dealer a commission which is in excess of the amount of commission another broker or dealer would have charged, if Deutsche determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Deutsche and its affiliated persons have in respect to accounts over which they exercise investment discretion. The Trustees are obligated to periodically review the commissions paid by the Funds to determine if the commissions paid were reasonable in relation to the benefits to the Funds.



     If approved by shareholders, the New Subadvisory Agreement will become effective on July 16, 2001 (or such later date, if applicable, in the event that shareholder approval is obtained subsequent to July 16, 2001) and will remain in effect for an initial two-year term. Thereafter the New Subadvisory Agreement will continue in effect if it is approved at least annually by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The New Subadvisory Agreement may be terminated at any time without penalty by the Trustees, or with respect to a particular Fund by a majority of the outstanding voting shares of such Fund, upon 60 days written notice to Deutsche, or by FIMCO or Deutsche upon not less than 60 days' written notice to the other party. The New Subadvisory Agreement may not be assigned by FIMCO or Deutsche and shall automatically terminate in the event of an assignment as defined in the 1940 Act. In the event that the New Subadvisory Agreement is not approved by shareholders, the Board will consider what action, if any, should be taken, including but not limited to, requesting that FIMCO perform investment management services until a new subadviser is approved by shareholders.


     Deutsche will also act as securities lending agent for the Funds, and will receive fees for acting in such capacity from the Trust on behalf of the Funds. To facilitate the securities lending process, Deutsche's affiliate, Bankers Trust Company, will provide custody services to the Funds in place of State Street Bank and Trust Company ("State Street"), and will receive fees for such custody services in the same amount as those custody fees previously paid to State Street.


     In conjunction with the Board's approval of Deutsche as subadviser, the Board also approved changing the names of the Funds to the following: Federated Max-Cap Index Fund, Federated Mid-Cap Index Fund and Federated Mini-Cap Index Fund. These name changes will be effective concurrent with the effectiveness of the New Subadvisory Agreement. The name of the Trust will remain the same.

     For each Fund, approval of Proposal 1 requires the affirmative vote of the lesser of: (a) 67% or more of the Shares of each of the Funds present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of each of the Funds are present or represented by proxy; or (b) more than 50% of the outstanding Shares of each of the Funds.


                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                           EACH FUND'S SHAREHOLDERS APPROVE
                               THE SUBADVISORY AGREEMENT
                         WITH DEUTSCHE ASSET MANAGEMENT, INC.

Additional Information About Deutsche Asset Management, Inc.


     Deutsche is a broad-based international investment firm that provides global asset management capabilities to a wide variety of clients worldwide, including high-net-worth individuals, foundations, non-profit organizations, and public and private pension funds. Their presence in all of the major investment markets allows them to leverage the expertise of more than 400 portfolio managers and analysts across the globe. Deutsche is an indirect wholly-owned subsidiary of Deutsche Bank Aktiengesellschaft, Taunusanlage 12, D-60325 Frankfurt/Main, Germany.







     Following is a list of the principal executive officers and managing directors of Deutsche and their occupations during the last five years. Unless otherwise noted, the address of each person listed is: Deutsche Asset Management, Inc., 130 Liberty Street, New York, New York, 10006.


--------------------------------------------------------------------------------
Name                  Position with       Prior Business Experience
                      Deutsche
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Philipp       Global Chief        o     Joined Deutsche in 1995 to
                      Executive Officer,     manage sales and futures and
                      Deutsche Bank          options in the global markets
                      Group board member     division before being appointed
                                             head of Global in 1997. Previously
                                             he spent 5 years at Merrill Lynch
                                             after 8 years at Goldman Sachs
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Josh Weinreich,       Managing Director,  o     Joined Deutsche in 1985,
                      Chief Executive        previously serving as head of
                      Officer, Americas      foreign exchange sales in the US,
                      division: New York     head of corporate capital markets
                                             in the US and head of asset
                                             management for global private
                                             banking.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dean Barr             Managing Director   o     Joined Deutsche in 1985,
                      and the Global         previously serving as head of
                      Chief Investment       foreign exchange sales in the US,
                      Officer                head of corporate capital markets
                                             in the US and head of structured
                                             products for global private
                                             banking.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James A. Creighton    Managing Director,  o     Joined Deutsche in 1999 after
                      Head of Global         24 years of experience as managing
                      Equity Index           director and chief investment
                      management: New        officer of global index
                      York                   investments at Barclays Global
                                             Investors, division president of
                                             Barclays Global Investors Canada
                                             Limited, group manager at
                                             Trafalgar Capital Management, and
                                             head of group operations at The
                                             Maritime Life Assurance Company.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick Cannon        Director, Head of   o     Joined Deutsche in 2000 after
                      US Equity Index        10 years of experience in various
                      management: New        management, trading and strategic
                      York                   positions at Barclays Global
                                             Investors, including principal and
                                             head of small cap equities and
                                             member of global index investment
                                             sub-committee, as quantitative
                                             asset consultant for IPAC
                                             Securities Limited and as company
                                             statistician for Johnson and
                                             Johnson Pacific.
--------------------------------------------------------------------------------


     Deutsche currently serves as investment adviser or subadviser to several other mutual funds with similar objectives to the Funds. Following is a description of these funds and the compensation paid to Deutsche for its advisory services:

--------------------------------------------------------------------------------
Name of Fund      Approximate Advisory Fee  Waiver of   Subadvisory   Waiver of
                  Total Fund   (Annually,  Advisory Fee     Fee      Subadvisory
                   Assets as    as % of                  (Annually,      Fee
                      of        average                   as % of
                   3/31/2001   daily net                  average
                                assets)                  daily net
                                                          assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fidelity          $8 billion      N/A          ---         0.006%       None
Commonwealth
Trust -
Spartan 500
Index Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fidelity          $4 billion      N/A          ---         0.006%       None
Variable
Insurance
Products Fund II
-
Index 500
Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fidelity Concord  $15 billion     N/A          ---         0.006%       None
Street Trust -
Spartan U.S.
Equity Index Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fidelity Concord     $395         N/A          ---        0.0125%       None
Street Trust -      million
Fidelity Spartan
Extended Market
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BT Advisor Funds  $2 billion     0.05%         None         N/A
-
Deutsche Equity
500 Index
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
USAA Mutual       $2 billion      N/A          ---         0.05%        None
Fund, Inc. -
USAA S&P 500
Index
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SunAmerica        $26 million     N/A          ---        0.10% -        ---
Season Series                                            first $500
Trust* -                                                  million
Mid-Cap Growth                                            0.03% -
Portfolio (a)                                            over $500
                                                          million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SunAmerica        $25 million     N/A          ---        0.10% -       None
Season Series                                            first $500
Trust* -                                                  million
Mid-Cap Value                                             0.03% -
Portfolio (a)                                            over $500
                                                          million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BT Advisor Funds  $14 million    0.15%         None         N/A          ---
-
Deutsche Small
Cap Index
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SunAmerica        $20 million     N/A          ---        0.07% -       None
Season Series                                            first $500
Trust* -                                                  million
Small-Cap                                                 0.03% -
Portfolio (a)                                            over $500
                                                          million
--------------------------------------------------------------------------------

     * For all SunAmerica Season Series Trust portfolios, the aggregate annual fees paid to Deutsche are subject to the following minimums: First Year (April 1999 through March 2000) - no minimum; Second Year (April 2000 through March
2001) - $300,000 total for the Portfolios combined; Third Year (April 2001 through March 2002) - $600,000 total for the Portfolios combined; Fourth Year (April 2002 through March 2003) - $850,000 total for the Portfolios combined; each subsequent year (beginning April 2003) - $850,000 total for the Portfolios combined.

     (a) Deutsche acts as subadviser of the portion of the portfolio of this fund that invests according to an investment strategy that seeks to replicate a securities index.

Additional Information About Federated Investors, Inc.

     FIMCO is the Trust's investment manager. Federated Securities Corp. is the Trust's distributor. Each of these entities is a wholly owned subsidiary of Federated Investors, Inc. ("Federated"), and is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. FIMCO and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

FIMCO's Management Contract


     Under the terms of the Management Contract, and subject to the direction of the Trustees, FIMCO is responsible for the purchase, sale, and exchange of portfolio instruments and for providing the Funds with shareholder servicing and certain legal and accounting services. FIMCO is also responsible for selecting a subadviser and the continued review and evaluation of the subadviser's performance. For its services to the Federated Max-Cap Fund, FIMCO receives an annual fee in an amount equal to 0.30 of 1% on an annualized basis of net assets under management. For its services to the Federated Mid-Cap Fund, it receives an annual fee in an amount equal to 0.40 of 1% on an annualized basis of net assets under management. For its services to the Federated Mini-Cap Fund, it receives an annual fee in an amount equal to 0.50 of 1% on an annualized basis of net assets under management. For the fiscal year ended October 31, 2000, Federated Max-Cap Fund paid FIMCO $9,201,425 in management fees, of which $18,530 was voluntarily reduced and $2,239 was voluntarily reimbursed by FIMCO. For the fiscal year ended October 31, 2000, Federated Mini-Cap Fund paid FIMCO $535,355 in management fees, of which $334 was voluntarily reimbursed by FIMCO. For the fiscal year ended October 31, 2000, Federated Mid-Cap Fund paid FIMCO $623,388 in management fees, of which $645 was voluntarily reimbursed by FIMCO.

     PROPOSAL 2: TO APPROVE OR DISAPPROVE A POLICY TO PERMIT THE TRUST'S MANAGER AND THE TRUST'S BOARD TO APPOINT AND REPLACE SUBADVISERS FOR THE FUNDS AND TO ENTER INTO AND AMEND THEIR SUBADVISORY CONTRACTS WITHOUT SEEKING FURTHER SHAREHOLDER APPROVAL

     At its meeting on May 16, 2001, the Board approved and recommended that shareholders of the Funds also be asked to approve a policy to permit FIMCO, subject to the approval of the Board, to appoint and replace subadvisers for the Funds and to enter into and amend their subadvisory contracts without seeking further shareholder approval ("Subadviser Approval Policy"). Shareholders are being asked to approve this Policy at the Special Meeting to permit FIMCO to make changes in the subadvisory arrangements for the Funds in the future without having to incur the expense of another shareholder meeting.


     The Subadviser Approval Policy, even if approved by shareholders, will not take effect until the Funds have obtained an exemptive order from the Securities and Exchange Commission ("SEC"). Such an order is necessary because Section 15(a) would otherwise prohibit the Funds from hiring a subadviser or materially amending a subadvisory agreement without shareholder approval. FIMCO will be subject to any conditions imposed by the SEC in its order to ensure that the interests of the Fund's shareholders are adequately protected whenever FIMCO acts under the Subadviser Approval Policy.



Current Subadviser Approval Process



     Currently, the holders of a majority of each Fund's outstanding shares must approve any subadvisory contract between FIMCO and a subadviser pursuant to which the subadviser provides a Fund with investment management services. Shareholder approval is required in addition to approval by the Board and by a majority of the Independent Trustees.



Proposed Subadviser Approval Policy



     The proposed Subadviser Approval Policy would permit FIMCO, subject to the approval of the Board, including a majority of the Independent Trustees, to appoint and replace one or more subadvisers and to enter into and amend their subadvisory contracts without obtaining shareholder approval. The Subadviser Approval Policy thus would permit FIMCO to change subadvisers or subadvisory arrangements when, for example, (1) the subadviser has a record of substandard performance, (2) there is a change of control of the subadviser; or (3) FIMCO identifies a subadviser with advantageous, new investment capabilities. The subadvisory fee paid by FIMCO (not the Funds) to any new subadviser may be lower or higher than the fee payable to the Funds' current subadviser, thereby allowing FIMCO to retain a greater or smaller portion of the fees paid by the Funds to FIMCO. The Subadviser Approval Policy will not be used to appoint or amend the contract of any subadviser that is affiliated with FIMCO as that term is used in the 1940 Act, except that FIMCO is permitted to utilize subadvisers it controls or that are under common control with it.

     Approval of the Subadviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Funds, FIMCO, any subadviser, or any subadvisory contract, other than the requirement to call and hold a meeting of the Funds' shareholders for the purpose of approving a subadvisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory contracts between FIMCO and any subadviser as well as all changes to existing subadvisory contracts. In addition, under the 1940 Act and the terms of the subadvisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. If the Funds' shareholders are not satisfied with the subadvisory arrangements that FIMCO and the Board implement under the Subadviser Approval Policy, they would of course be able to exchange or redeem their shares.

     Under the terms of an exemptive application to be filed with the SEC, the Trust and FIMCO have proposed to agree to a number of conditions in order to obtain the requested relief. Briefly summarized, these conditions include the following:

1. Before a Fund may rely on the requested exemptive order, the process for selection of new subadvisers must be approved by shareholders;

2. A Fund relying on the order will disclose in its prospectus the terms and effect of the order, and will also disclose that FIMCO has ultimate responsibility for monitoring, evaluating and recommending the hiring, termination and replacement of subadvisers;

3. A majority of the Board will be Independent Trustees, who will also be responsible for the nomination of new or additional Independent Trustees;

4. When a subadviser affiliated with FIMCO is proposed, shareholder approval will be required (except as otherwise permitted by the SEC) and a majority of the Board and the Independent Trustees will separately determine that the hiring of the affiliated subadviser is in the best interest of Fund shareholders and does not involve an inappropriate conflict of interest;

5. Within 90 days of the hiring of any new subadviser, FIMCO will furnish Fund shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory contract and the subadvisory fee that a Fund's shareholders would receive in a proxy statement; and

6. No Trustee or officer of the Trust or FIMCO will own any interest in any subadviser, with certain specified exceptions.

     There is no assurance that the SEC will issue the order that is being requested in the exemptive application. Furthermore, the SEC may require that the Trust and FIMCO agree to conditions that are different from, or in addition to, the conditions summarized above.


     Shareholder approval of this Proposal 2 will not change the total amount of management fees paid by the Funds to FIMCO.

Benefits of the Subadviser Approval Policy



    The Board believes that it is in the best interests of the Funds' shareholders to give FIMCO the maximum flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract, the Funds' current advisory contract must be terminated before the Rule can apply and the Funds' shareholders still must approve the new advisory and subadvisory contracts no later than 150 days after the effective dates of the interim contracts. Thus, even when a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, the Funds must still call and hold a meeting of the Funds' shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by the Funds. If FIMCO and the Board could rely on the Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and FIMCO believe that the appointment would benefit the Funds and its shareholders. In addition, over the years, many investment companies have experienced difficulties in obtaining proxies, which prevents them from satisfying quorum or voting requirements. This can result in increased solicitation costs and may also prevent changes that may benefit shareholders.


      Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in FIMCO, subject to review by the Board, in light of FIMCO's significant experience and expertise in this area.



     Finally, the Board believes that the interests of shareholders will be protected under the Subadviser Approval Policy because the Board will oversee the subadviser selection process whenever FIMCO selects a subadviser or modifies a subadvisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadviser. The Board believes that its review will ensure that FIMCO continues to act in the best interests of the Funds and their shareholders.


     For each Fund, approval of Proposal 2 requires the affirmative vote of the lesser of: (a) 67% or more of the Shares of each of the Funds present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of each of the Funds are present or represented by proxy; or (b) more than 50% of the outstanding Shares of each of the Funds.

                   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                           EACH FUND'S SHAREHOLDERS APPROVE
                            THE SUBADVISER APPROVAL POLICY

                 PROPOSAL 3: APPROVAL OR DISAPPROVAL OF A REVISION OF
                     FEDERATED MAX-CAP FUND'S INVESTMENT OBJECTIVE


     At its meeting on May 16, 2001, the Trustees unanimously approved revising the wording of Federated Max-Cap Fund's ("Max-Cap Fund") fundamental investment objective to clarify that the Max-Cap Fund may utilize indexing investment strategies and techniques in addition to replicating the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") in the Fund's portfolio. This change is being submitted for shareholder approval at this Special Meeting.


Max-Cap Fund's current fundamental investment objective is as follows:


      To provide investment results that correspond to the aggregate price and dividend performance of publicly-traded common stocks by duplicating the composition of the Standard & Poor's 500 Composite Stock Price Index.


You are asked to approve changing the wording of Max-Cap Fund's fundamental investment objective to read as follows:


     To provide investment results that generally correspond to the aggregate price and dividend performance of publicly-traded common stocks comprising the Standard & Poor's 500 Composite Stock Price Index.


     At the inception of the Max-Cap Fund, in 1991, investment strategies for producing investment returns that corresponded to an index were limited to attempting to replicate all or nearly all of the securities in the index. There are inherent limitations on precisely replicating the composition of an index in a portfolio with daily cash inflows and outflows. Any variation in the portfolio from the composition of the reference index will create tracking error.



     Since 1991, indexing strategies have been developed that utilize new technology and quantitative analysis techniques to reduce tracking error. These strategies range from minimizing trading costs to attempting to offset tracking error by using certain performance improvement techniques. Trading costs can be reduced by, for example, purchasing index futures contracts to avoid the transaction costs of investing small amounts of new cash in a large number of securities and buying and selling securities after announced changes in the reference index but before the effective date of the changes. Performance can be optimized by, for example, using quantitative analysis to slightly over and under-weight positions in a limited number of securities relative to the index.

     The proposed change in the wording of the Max-Cap Fund's investment objective does not change the objective of the Fund to provide investment results that correspond to the performance of the S&P 500 Index. Rather, the revised wording clarifies that the Max-Cap Fund may pursue investment strategies that attempt to reduce or offset tracking error from what it would necessarily be if the only investment strategy of the Max-Cap Fund were to attempt to precisely replicate the composition of the S&P 500 Index. The Trustees believe that the proposed change will benefit shareholders by providing FIMCO with greater flexibility to evaluate and potentially utilize new and innovative indexing strategies. The indexing investment strategies of the Max-Cap Fund are, and would continue to be, fully described in the Max-Cap Fund's prospectus. This revision of Max-Cap Fund's investment objective is also consistent with the objectives of the other Funds of the Trust. As with any mutual fund, there is no guarantee that Max-Cap Fund's investment objective will be achieved.

     Shareholder approval requires the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Max-Cap Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of Max-Cap Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Max-Cap Fund.

                     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                  APPROVAL OF A REVISION OF FEDERATED MAX-CAP FUND'S
                           FUNDAMENTAL INVESTMENT OBJECTIVE
                              INFORMATION ABOUT THE TRUST


Proxies, Quorum and Voting at the Special Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-half of the total number of outstanding shares of each Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.


     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds
Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

     At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Federated Max-Cap Fund:

Mitra & Co., Milwaukee, WI, owned approximately 8,035,415 (13.06%) Institutional Shares and Lauer & Co., Glenmede Trust Company, Philadelphia, PA, owned approximately 4,436,688 (7.21%) Institutional Shares.

IMS & Co., Englewood, CO, owned approximately 4,763,872 (16.42%) Institutional Service Shares.


MLPF&S  for  the  Sole  Benefit  of  its  Customers,   Jacksonville,  FL,  owned
approximately 727,879 (14.04%) Class C Shares and Edward Jones & Co., Maryland Heights, MO, owned approximately 628,467 (12.12%) Class C Shares.


At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Federated Mid-Cap Fund:


Charles Schwab & Co., Inc., San  Francisco,  CA, owned  approximately  3,078,317
(21.64%)  Shares,  and  First  Citizens  Bank  &  Trust,   Raleigh,   NC,  owned
approximately 1,217,511 (8.56%) Shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Federated Mini-Cap Fund:

IMS & Co., Englewood, CO, owned approximately 862,332 (11.47%) Institutional Shares and Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 792,940 (10.55%) Institutional Shares.

MLPF&S,  For  the  Sole  Benefit  of  Its  Customer,   Jacksonville,  FL,  owned
approximately 78,943 (16.41%) Class C Shares and Edward Jones & Co., Maryland Heights, MO owned approximately 44,551 (9.26%) Class C Shares.


             OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Index Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

--------------------------------------------------------------------------------

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
THE                                UNITED                                STATES.
--------------------------------------------------------------------------------

                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary
   May 25, 2001

                                 FEDERATED INDEX TRUST

                                Federated Max-Cap Fund
                                Federated Mid-Cap Fund
                                Federated Mini-Cap Fund



   Investment Manager
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1100 Liberty Avenue
Pittsburgh, PA  15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


                                       Exhibit 1


                                 SUBADVISORY AGREEMENT


     This Subadvisory Agreement (this "Agreement") is entered into as of the ___ day of ________, 2001, among Federated Index Trust, a Massachusetts business trust (the "Trust"), on behalf of each series portfolio of the Trust set forth on Appendix A to this Agreement (each a "Portfolio," and collectively, the "Portfolios"), Federated Investment Management Company, a Delaware Business Trust ("Manager"), and Deutsche Asset Management, Inc., a Delaware corporation ("Subadviser").

     WHEREAS, the Trust, on behalf of the Portfolios, has entered into a Management Contract, dated July 2, 1990, with Manager (as amended and supplemented from time to time, the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolios; and

     WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolios specified herein, and Subadviser is willing to serve the Portfolios in such capacity; and

     WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolios, have each consented to such an arrangement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:


APPOINTMENT OF SUBADVISER; COMPENSATION

Appointment as Subadviser.

     Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolios set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

Scope of Investment Authority

     The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of each Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder, (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

     The parties agree that, for so long as this Agreement shall remain in effect, Subadviser shall exercise discretionary investment authority over the manner in which the Portfolios' assets are invested without obtaining any further approval or consent from the Trustees or Manager; provided that the Trustees and Manager shall at all times have the right to monitor the Portfolios' investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolios' assets are being invested.

     Appointment  as Proxy Voting Agent.
     Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolios' proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolios may be invested from time to time; provided that, Subadviser will report to Manager after voting any proxy contrary to the recommendation of a company's governing board or management. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this
Section 1.3 to perform any or all of the proxy voting services contemplated hereby.


Governing Documents.

     Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) each Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolios as Subadviser may from time to time reasonably request.


Compensation.

     Manager shall compensate Subadviser for the services it performs on behalf of the Portfolios in accordance with the terms set forth in Appendix A to this Agreement. Subadviser's fee shall be computed monthly and, within fifteen business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolios, for the payment of Subadviser's fees arising under this section.


SERVICES TO BE PERFORMED BY SUBADVISER

Investment Advisory Services.

In fulfilling its obligations to manage the assets of the Portfolios, Subadviser
will:   formulate  and  implement  a  continuous   investment  program  for  the
Portfolios;

take whatever steps are reasonably necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

provide such reports with respect to the implementation of the Portfolios' investment programs as the Trustees or Manager shall reasonably request;

provide to Manager performance attribution (i.e., index tracking error analysis) reports for each Portfolio on a monthly basis, in substantially the forms attached as Appendix B;

provide Portfolio composition data to Manager on a quarterly basis, or as needed for Manager's reporting requirements; and

provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolios in accordance with valuation procedures and methods established by the Trustees.


     The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios' accounts with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the 1940 Act) of the Trust, the Portfolios, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolios with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 or as otherwise permitted under section 17(e) of the 1940 Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Subadviser and its affiliated persons have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolios, and Subadviser shall provide any information requested by the Trustees for purposes of such review.

Administrative and Other Services.

Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the performance of its investment management services hereunder (excluding determination of net asset values and shareholder accounting services).

Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or Manager or their designee promptly upon request, provided that the Subadviser may maintain copies of all such records. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

Subadviser shall provide such information as is reasonably necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolios' financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolios' financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

COMPLIANCE; CONFIDENTIALITY

Compliance.

Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolios' Prospectus and other governing documents, as provided to the Subadviser, and
(iii) such instructions, policies and limitations relating to the Portfolios as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser.

Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

Subadviser will promptly notify Manager of any material violation of the laws, regulations, objectives, policies, limitations or instructions identified in paragraph 0 of this section or of its Code of Ethics with respect to any Portfolio.

Confidentiality.

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolios. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this
Section 3.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

LIABILITY OF SUBADVISER

Notwithstanding anything herein to the contrary, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolios, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Subadviser or any of its directors, officers or employees in the performance of Subadviser's duties and obligations under this Agreement.


SUPPLEMENTAL ARRANGEMENTS; EXPENSES

Supplemental Arrangements.

Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the 1940 Act.


Expenses.

Each Portfolio shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses incurred in managing its portfolio of securities, including all commissions, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees, legal fees for review of transactions or issues and similar expenses. Each Portfolio will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto. In no event will Subadviser have any obligation to pay any of the Portfolios' expenses, including without limitation, (i) the expenses of organizing the Trust and continuing its existence; (ii) fees and expenses of Trustees and officers of the Trust; (iii) fees for administrative personnel and services; (iv) expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; (v) fees and expenses of preparing and printing its Registration Statements under the 1933 Act and the 1940 Act; (vi) expenses of registering and qualifying the Trust, the Portfolios, and Shares of the Portfolios under federal and state laws and regulations; (vii) expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; (viii) interest expense, taxes, fees, and commissions of every kind; (ix) expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares; (x) charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; (xi) printing and mailing costs, auditing, accounting, and legal expenses; (xii) reports to shareholders and governmental officers and commissions; (xiii) expenses of meetings of Trustees and shareholders and proxy solicitations therefor; (xiv) insurance expenses; (xv) association membership dues and (xvi) such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Portfolios. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.


CONFLICTS OF INTEREST

It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.


REGULATION

Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.


DURATION AND TERMINATION OF AGREEMENT

Effective Date; Duration; Continuance.
   This Agreement shall become effective on July 16, 2001.

Subject to prior termination pursuant to Section 8.2 below, this Agreement shall continue in force until June 30, 2003 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

Unless otherwise permitted under an exemptive order issued by the Commission, the required shareholder approval of this Agreement or any continuance of this Agreement shall be effective with respect to a Portfolio if a majority of the outstanding voting securities of the series of shares of the Portfolio votes to approve this Agreement or its continuance. Termination of this Agreement by or on behalf of one Portfolio will not affect the continuation of the Agreement with respect to any other Portfolios.


Termination and Assignment.

This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of each Portfolio; (iii) by Manager, or (iv) by Subadviser.

This Agreement will terminate automatically, without the payment of any penalty,
(i) in the event of its assignment or (ii) in the event the Management Contract is terminated for any reason.

Definitions.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission ("Commission").


REPRESENTATIONS, WARRANTIES AND COVENANTS

Representations of the Portfolios.
The Trust, on behalf of the Portfolios, represents and warrants that:


the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

the Trust is duly registered as an investment company under the 1940 Act and each Portfolio is a duly constituted series portfolio thereof;

the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the 1940 Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolios;

no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolios in accordance with its terms.

Representations of Manager.

The Manager represents, warrants and agrees that:

Manager is a business trust established pursuant to the laws of the State of Delaware;

Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 (the "Advisers Act");

Manager has been duly appointed by the Trustees and Shareholders of the Portfolios to provide investment services to the Portfolios as contemplated by the Management Contract.

the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

Representations of Subadviser.
Subadviser represents, warrants and agrees that:


Subadviser is a corporation established pursuant to the laws of the State of Delaware;

Subadviser is duly registered as an "investment adviser" under FIMCOs Act;

the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

Covenants of Subadviser.

Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which is likely to have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the 1940 Act or otherwise;

any material change in Subadviser's overall business activities that may have a material adverse affect on Subadviser's ability to perform under its obligations under this Agreement;

any event that would constitute a change in control of Subadviser;

any change in the portfolio manager of a Portfolio; and

the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolios conducted by any state or federal governmental regulatory authority.

Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to
Section 3.1.

Subadviser agrees that, in the event that Subadviser receives compensation for acting as the securities lending agent for any Portfolio, Subadviser will (i) maintain its exemptive order from the Commission permitting such compensation (the "Securities Lending Order"), (ii) provide to the Trustees all information and reports necessary or appropriate to discharge their obligations under the Securities Lending Order, (iii) comply in all material respects with the Securities Lending Order and (iv) notify Manager and the Trustees of any proposed amendment to the Securities Lending Order and provide a copy of the application for such amendment at least ten days prior to filing it with the Commission.

Subadviser has provided, and will provide at least annually, the Trustees and Manager with certificates of insurance setting forth the amounts of its fidelity bond and errors and omissions coverage. Subadviser agrees to maintain such bond and coverage or equivalent coverage during the term of this Agreement, and will not reduce either amount without the prior written notice to Manager.

MISCELLANEOUS PROVISIONS

Use of  Subadviser's  Name.

Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by Subadviser and Manager; provided that Subadviser may not unreasonably withhold its consent from the use of its name as required by law.


Use of Trust or Manager's Name.

Subadviser will not use the name of Manager, the Trust or the Portfolios in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by Subadviser and Manager; provided that Manager may not unreasonably withhold its consent from the use of its name as required by law.


Subadviser's Relationship.

The Manager, the Trust and the Subadviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on either of them. The Subadviser shall perform its duties under this Agreement as an independent contractor and not as an agent of Trust, the Trustees or the Manager.


Amendments.

This Agreement may be modified by mutual consent of Manager, Subadviser and the Portfolios subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission.


Entire Agreement.

This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.


Captions.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.


Notices.

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address set forth in this section of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this
Section 10.6.

      Trust:      Federated Index Trust
                  Federated Investors Funds
                  5800 Corporate Drive
                  Pittsburgh, PA 15237-7000
      Attention:  John W. McGonigle, Secretary

      Facsimile No.:    _______________

      Manager:    Federated Investment Management Company
                  1001 Liberty Avenue
                  Pittsburgh, PA 15127
      Attention:  J. Thomas Madden, Chief Investment Officer
      Facsimile No.:    _______________

         Subadviser:    Deutsche Asset Management, Inc.
                  130 Liberty Street - 36th Floor
                  New York, NY 10006
      Attention:  Joseph Wadlinger, Director
      Facsimile No.:    212-669-0937


Severability.

Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.


Governing Law.

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the 1940 Act. To the extent that the laws of the Commonwealth of Pennsylvania, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.


Limitation of Liability.

A copy of the Restated and Amended Declaration of Trust establishing the Trust, dated May 19, 2000, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and the shareholders, the Trustees, the officers, the employees or any agent of the Trust shall not be liable for the Trust's or any Portfolio's obligations hereunder, nor shall the assets of any Portfolio be used to satisfy the liabilities of any other Portfolio hereunder. Manager and Subadviser agree to look solely to the assets attributable to the relevant Portfolio for the payment of any claim against the Trust hereunder or for the performance thereof.


Further Assurances.

The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement. In the event that this Agreement is terminated in accordance with Section 8.2 above, Subadviser agrees to make reasonable efforts to assist Manager and the Trust in the transition to the succeeding adviser or subadviser. This Section 10.11 shall survive any termination of this Agreement.


Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

FEDERATED INDEX TRUST,
   on behalf of each series portfolio set forth on Appendix A

By:
      ------------------------------
Name:
      ------------------------------
Title:
            ------------------------------


FEDERATED INVESTMENT MANAGEMENT COMPANY


By:
      ------------------------------
Name:
      ------------------------------
Title:
            ------------------------------

DEUTSCHE ASSET MANAGEMENT, INC.


By:
      ------------------------------
Name:
      ------------------------------
Title:
            ------------------------------


                                      APPENDIX A


The Portfolios for which Subadviser will provide investment advisory and administrative services under this Agreement are set forth in the following table. For the services rendered to each Portfolio, Manager will pay to Subadviser a fee at an annual rate equal to (x) the number of basis points set forth opposite such Portfolio's name, multiplied times (y) the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust). Manager shall pay accrued fees to Subadviser each month in accordance with Section 1.5 of the Agreement.

----------------------------------
     Portfolio       Annual Rate
                      (in basis
                       points)
----------------------------------
----------------------------------
Federated Max-Cap    2.2 (0.022%)
Fund
----------------------------------
----------------------------------
Federated Mid-Cap    3.5 (0.035%)
Fund
----------------------------------
----------------------------------
Federated Mini-Cap   6.5 (0.065%)
Fund
----------------------------------


                                      APPENDIX B


see attached sample reports.



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Max-Cap Fund (the "Fund"), a portfolio of Federated Index Trust (the "Trust"), hereby appoint Heather M. Aland, Maureen Ferguson, Alecia A. Allison, Amanda J. Reed and William Haas or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on July 13, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

         1. To approve or disapprove a new subadvisory agreement with Deutsche Asset Management, Inc. for the Fund

         FOR               [   ]
         AGAINST           [   ]
         ABSTAIN           [   ]

         2. To approve a policy to permit the Trust and the Board of Trustees to appoint and replace subadvisers for the Fund and to enter into and amend their subadvisory agreements without further shareholder approval

         FOR               [   ]
         AGAINST           [   ]
         ABSTAIN           [   ]


            3. To approve a revision of the fundamental investment objective for the Fund

         FOR               [   ]
         AGAINST           [   ]
         ABSTAIN           [   ]



                                                YOUR VOTE IS IMPORTANT
                                                Please complete, sign and return
                                                this card as soon as possible.




                                                Dated


                                                Signature




Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   ou may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Mid-Cap Fund (the "Fund"), a portfolio of Federated Index Trust (the "Trust"), hereby appoint Heather M. Aland, Maureen Ferguson, Alecia A. Allison, Amanda J. Reed and William Haas or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on July 13, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

           1. To approve or disapprove a new subadvisory agreement with Deutsche Asset Management, Inc. for the Fund

           FOR               [   ]
           AGAINST           [   ]
           ABSTAIN           [   ]

           2. To approve a policy to permit the Trust and the Board of Trustees to appoint and replace subadvisers for the Fund and to enter into and amend their subadvisory agreements without further shareholder approval

           FOR               [   ]
           AGAINST           [   ]
           ABSTAIN           [   ]



                                                YOUR VOTE IS IMPORTANT
                                                Please complete, sign and return
                                                this card as soon as possible.




                                                Dated


                                                Signature




Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   You may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Mini-Cap Fund (the "Fund"), a portfolio of Federated Index Trust (the "Trust"), hereby appoint Heather M. Aland, Maureen Ferguson, Alecia A. Allison, Amanda J. Reed and William Haas or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on July 13, 2001, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

         1. To approve or disapprove a new subadvisory agreement with Deutsche Asset Management, Inc. for the Fund

         FOR               [   ]
         AGAINST           [   ]
         ABSTAIN           [   ]

         2. To approve a policy to permit the Trust and the Board of Trustees to appoint and replace subadvisers for the Fund and to enter into and amend their subadvisory agreements without further shareholder approval

         FOR               [   ]
         AGAINST           [   ]
         ABSTAIN           [   ]



                                                YOUR VOTE IS IMPORTANT
                                                Please complete, sign and return
                                                this card as soon as possible.




                                                Dated


                                                Signature




Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   You may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.